BERGER IPT - SMALL COMPANY GROWTH FUND

                 SUPPLEMENT DATED MAY 22, 1998
                              to
                  PROSPECTUS DATED MAY 1, 1998

     Effective May 29, 1998, the investment policies of the Berger IPT - Small Company Growth Fund will change so that, under normal circumstances, the Fund will invest at least 65% of its assets in equity securities of companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly.

     Accordingly, the statements on the cover of the Prospectus and under the heading "Investment Objectives and Policies and Risk Factors" that the Fund will, under normal circumstances, invest at least 65% of its assets in companies which have a market capitalization of less than $1 billion at the time of initial purchase are deleted and replaced with the first two sentences of this Supplement. The Fund's new investment policy will keep the Fund's target capitalization range more closely aligned with one of the more widely recognized measures of the small company market, the Russell 2000 Index, which is an unaffiliated and unmanaged stock index. In addition, the new policy is expected to increase the range of suitable investments available to the Fund.